UHS

Universal | Hospital | Services

Service you can count on.℠

JP Morgan 23rd Annual Healthcare Conference

January 10-13, 2005

UHS

Universal | Hospital | Services

Service you can count on.

Forward Looking Statements

Safe Harbor Statement under the Private Securities Litigation Reform Act of 1995: Universal Hospital Services, Inc. (“UHS”) believes statements in this presentation looking forward in time involve risks and uncertainties. The following factors, among others, could adversely affect our business, operations and financial condition causing our actual results to differ materially from those expressed in any forward-looking statements: UHS’ history of net losses and substantial interest expense; UHS’ need for substantial cash to operate and expand its business as planned; UHS’ substantial outstanding debt and debt service obligations; restrictions imposed by the terms of UHS’ debt; a decrease in the number of patients our customers are serving; UHS’ ability to effect change in the manner in which healthcare providers traditionally procure medical equipment; the absence of long-term commitments with customers; UHS’ ability to renew contracts with group purchasing organizations and integrated delivery networks; changes in reimbursement rates and policies by third-party payors; the impact of health care reform initiatives; the impact of significant regulation of the health care industry and the need to comply with those regulations; difficulties or delays in our continued expansion into certain of our businesses/geographic markets and developments of new businesses/geographic markets; and additional credit risks in increasing business with home care providers and nursing homes. These and other risk factors are detailed in UHS’ Annual Report on Form 10K/A for the year ended December 31, 2003, filed with Securities and Exchange Commission.

This presentation contains non-GAAP measures as defined by SEC rules. A reconciliation of these measures to the most directly comparable GAAP measures is contained in the appendix.

UHS
Universal | Hospital | Services

Plan & Acquire
1
Manage & Utilize
2
Equipment Lifecycle Services SM
Maintain & Repair
3
Redeploy & Remarket
4

UHS – Then (1939-2000)   “Equipment Rental Company”

Medical
Equipment
Rental

Market Size:  $200 million

Competition:  Mediq and Local
                                       Mom & Pops

Refer to Appendix for Quadrant Descriptions

UHS
Universal | Hospital | Services
Service you can count on.

Plan & Acquire
1
Manage & Utilize
2
Equipment Lifecycle Services SM
Maintain & Repair
3
Redeploy & Remarket
4

UHS – Today:   “Equipment Lifecycle Services” Company

Professional
Services

Recovery &
Brokerage

Medical
Equipment
Outsourcing

Biomedical
Services

Amplifier of
other Quadrants

Market size of
$5 Billion

Advent of AMPP addresses
$5 Billion market

Market size of
$20 Billion

Refer to Appendix for Quadrant Descriptions

UHS
Universal | Hospital | Services
Service you can count on.

Resident Based Program Overview

Provide growing, stable business

Resident programs are a key component of UHS’ growth

Addresses a significant untapped market

Improves our “Quality of Earnings”

Longer-term, on-site relationships

Residency places us in the flow of a hospital’s additive needs

Over 100 resident programs at 9/30/04   (AMPP; CHAMP® / Resident
Biomed)

Higher revenue per customer than supplemental/transactional business

UHS
Universal | Hospital | Services

Plan & Acquire
1
Manage & Utilize
2
Equipment Lifecycle Services℠
Redeploy & Remarket
4
3
Maintain & Repair

Quadrant 2:    Outsourcing Segment

Non-resident Rental of UHS-owned equipment
Supplemental (short-term), Long Term

AMPP* Resident Programs
Pay Per Use - rental of UHS-owned equipment
Pay Per Touch - maintain customer-owned equipment

Bariatrics
Suite of products for treatment of obesity

*    AMPP:  Asset Management Partnership Program

**  Outsourcing Gross Margin is after deduction of depreciation on Moveable Medical Equipment of $26.9 in the 9-months ended 9/30/04

                                                                         9 Months (millions)

                                                     2003        2004        % Change

Revenues                   $ 104.9    $ 116.9           11%

Gross Margin**                          $   55.3

Gross Margin %                                  47%

This  segment is
substantially the rental of
“UHS-owned” equipment,
thus it is highly capital
intensive

Universal Hospital Services
Service you can count on.

Plan & Acquire
1
Manage & Utilize
2
Maintain & Repair
3
Redeploy & Remarket
4
Equipment Lifecycle Services℠

Quadrant 3:     Technical Services Segment

Maintain & Repair Customer-owned Equipment:

Non-resident, response-based Biomedical Services

Resident-Based Biomedical Service Management Programs

                                 CHAMP®*: small hospitals in rural areas

                                 Resident Biomed:  larger hospitals in urban areas

Manufacturer Services**

*  CHAMP:  Community Hospital Asset Management Program

** Manufacturer Services - Outsourced biomedical services provided to manufacturers on a resident, response or scheduled basis

                                          9 Months (millions)

                                            2003        2004     % Change

Revenues           $ 10.3      $ 18.1          75%

Gross Margin                      $   5.5

Gross Margin %                     30%

This segment focuses on
maintaining & repairing
“customer-owned” equipment,
thus is low capital intensity

Plan & Acquire
1
Manage & Utilize
2
Equipment Lifecycle Services℠
4
Redeploy & Remarket
3
Maintain & Repair

Quadrant 4:  Medical Equipment Sales, Remarketing and Disposables

Asset recovery & equipment brokerage

New equipment sales

Disposable Sales   (rationalizing this activity)

Logistics Management

                              9 Months (millions)

                                       2003        2004     % Change

Revenues               $11.1       $ 12.8       15%

Gross Margin                                     $  3.0

Gross Margin %                               24%

This segment has low-to-
moderate capital intensity via
short-term inventory needs

Plan &
Acquire
1
Manage
& Utilize
2
Maintain
& Repair
3
Redeploy
& Remarket
4
Equipment
Lifecycle
Services℠

Quadrant 1:     Plan & Acquire

Technology assessment baseline reporting

Vendor neutral Capital Planning Services

Product comparison research and reports

Equipment product of choice

Prior to 2004, activity focused on supporting the other 3 quadrants

2004 and Beyond

Stand-alone, fee-based Consulting Services

Expansion of offerings that build on UHS’ proprietary database and industry expertise

UHS
Universal Hospital Services
"Service you can count on."

District Office
Centers of Excellence
Seattle
Portland
Sacramento
San Francisco
Oakland
Fresno
Ventura
Pasadena
Anaheim
San Bernardino
San Diego
Las Vegas
Salt Lake City
Phoenix
Tucson
Denver
Albuquerque
Bismarck
Fargo
Duluth
Minneapolis
Sioux Falls
Omaha
Kansas City
Wichita
Tulsa
Oklahoma City
Lubbock
Dallas
San Antonio
Houston
Iowa City
Bloomington
St. Louis
Little Rock
New Orleans
Appleton
Milwaukee
Madison
West Allis
Rockford
Naperville
Chicago
Marquette
Grand Rapids
Detroit
Toledo
Indianapolis
Louisville
Cleveland
Akron
Columbus
Cincinnati
Pittsburgh
Charleston
Nashville
Knoxville
Memphis
Birmingham
Mobile
Atlanta
Raleigh
Charlotte
Columbia
Jacksonville
Tampa
Ft. Lauderdale
Rochester
Danvers
Boston
Hartford
Long Island
New York
Philadelphia
Baltimore/
Washington D.C.
Richmond
Norfolk
Hawaii

Significant Competitive Advantages

National Infrastructure

Large and modern medical equipment fleet

5.0
4.0
3.0
2.0
1.0
0.0
-1.0
2.7
3.1
(0.4)
(0.2)
2001
2002
2003
2004 Est

UHS Performance – Year-to-Date 9/30/04

Transition from “Rental” to “Equipment Lifecycle Services Company” in progress

Low-capital intensive businesses have grown over 40% YTD

Challenges:

Increase in capital spending by hospitals (lowers rental demand)

Bad Debt / Indigent Patients continue to be challenges for hospitals

Significant change in UHS business model

Significant personnel changes in management, sales, operations

Flat to down hospital census (see below)

% Change in Hospital
Census

(source: UHS Estimates)

UHS has
continued to
grow through
these
challenges

200
150
100
50
0
1999
2000
2001
2002
2003
Last 12 Months Ended 9/30/04

Revenue and EBITDA Growth   ($ millions)

Refer to appendix for definition and reconciliation

Outsourcing
Revenues

Medical Equip.
Sales,
Remarketing &
Disposables
Revenues

Technical
Services
Revenues

EBITDA &
Financing /
Reorg. Charges

UHS

Universal | Hospital | Services

Service you can count on.

2005 Key Drivers

Continued Transition to “Lifecycle” Company

Growth of resident programs

Growth of less capital intensive business

Manufacturer partnerships

Acquisitions; new products and services

Changing Healthcare Marketplace

Hospital census

Healthcare legislation

Competition:  bundling

UHS

Universal | Hospital | Services

Service you can count on.™

Summary

UHS’ goal is clear:

“Extend our position as a leading Medical Equipment Lifecycle
Services Company”

We have strategic market positioning; growth opportunities

Excellent customer service reputation for over 60 years!

Approximately 3,100 hospital customers, 3,150 alternative site customers; 300 manufacturing customers

Competitive advantage

Large and modern fleet of medical equipment

Strong growth opportunities with Equipment Lifecycle Program

Resident program

Manufacturer relationships

JPMorgan 23rd Annual Healthcare Conference

January 10-13, 2005

UHS

Universal | Hospital | Services

Service you can count on.

EBITDA Reconciliation 1999 – LTM September 2004  ($ millions)

EBITDA

1999

2000

2001

2002

2003

LTM Sept

2004

Net cash provided by operating activities

15.2

$

28.2

$

31.7

$

40.2

$

16.0

$

23.3

$

Changes in operating assets and liabilities

4.2

(3.5)

0.4

4.1

7.4

(6.5)

Other non-cash expenses

(2.1)

(2.3)

(3.7)

(11.7)

(7.4)

(6.3)

Current income taxes

0.6

0.1

0.1

0.1

0.3

0.3

Interest expense

18.0

20.7

19.6

18.1

20.2

29.7

EBITDA

35.9

$

43.2

$

48.1

$

50.8

$

36.5

$

40.5

$

Financing and Reorganization Charges

Recapitalization, stock compensation,

-

$

-

$

1.6

$

10.1

$

14.4

$

14.4

$

and severance expenses

Terminated IPO expenses

-

$

-

$

1.2

$

-

$

-

$

-

$

Loss on early retirement of debt

1.3

$

-

$

-

$

-

$

13.3

$

13.3

$

Total Revenues

92.2

$

106.0

$

125.6

$

153.8

$

171.0

$

184.7

$

EBITDA is not intended to represent an alternative to operating income or cash flows from operating, financing or investing activities (as determined in accordance with generally accepted accounting principles (GAAP)) as a measure of performance, and is not representative of funds available for discretionary use due to the Company’s financing obligations.  EBITDA, as defined by the Company, may not be calculated consistently among other companies applying similar reporting measures.  EBITDA is included because it is a widely accepted financial indicator used by certain investors and financial analysts to assess and compare companies and is an integral part of the Company’s debt covenant calculations, and EBITDA before management and board fees is included because the company’s financial guidance and certain compensation plans are based upon this measure.  Management believes that EBITDA provides an important perspective on the Company’s ability to service its long-term obligations, the Company’s ability to fund continuing growth, and the Company’s ability to continue as a going concern.  A reconciliation of EBITDA to operating cash flows is included below.